SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                FEBRUARY 19, 1999

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                    Commission                IRS Employer
jurisdiction                      File Number               Identification
of incorporation                                            Number

Delaware                            1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600






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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

         The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

         On February 19, 1999 registrant issued a press release entitled Halliburton Unit Awarded Logistics Services Contract to Support U.S. Forces in the Balkans pertaining, among other things, to an announcement that registrant's Brown & Root Services business unit has been selected to continue its services as the premier logistics support provider to U.S. forces deployed in the Balkans. The logistics support services contract becomes effective on May 28, 1999 for a period of up to five years. The contract value is estimated up to $180 million per year, with a maximum value of $900 million if all four option periods are exercised. The one-year contract has four one-year options that can be awarded at the government's discretion.


Item 7.  Financial Statements and Exhibits

         List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated February 19, 1999.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HALLIBURTON COMPANY




Date:    March 18, 1999                  By:  /s/ Susan S. Keith
                                            --------------------------------
                                                  Susan S. Keith
                                                  Vice President and Secretary



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                                  EXHIBIT INDEX


Exhibit                                                       Sequentially
Number                     Description                        Numbered Page

20                         Press Release of                   5 of 7
                           February 19, 1999
                           Incorporated by Reference






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